UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 18, 2010

Commission File Number 333-161795

FOREX INTERNATIONAL TRADING CORP.
(Exact name of small business issuer as specified in its charter)

Nevada	27-0603137
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1061 ½ N Spaulding Ave., West Hollywood, California 90046
(Address of principal executive offices)

323-822-1750
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 18, 2010, the Board of Directors of Forex International Trading Corp. (the “Company”), approved a change in the Company's fiscal year of July 31 to December 31 (the “Fiscal Year Change”).  The Company intends to file a transition report on Form 10-K covering the transition period of August 1, 2010 through December 31, 2010 (the “Transition Period”).  The Company also intends to file its Form 10-Q for the nine months ended September 30, 2010.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FOREX INTERNATIONAL TRADING CORP.

Date: October 20, 2010	By:	/s/ Darren Dunckel
Los Angeles, California		Name: Darren Dunckel
CEO, President, CFO, Secretary, Treasurer and Director